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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 APRIL 20, 2000


                              Auspex Systems, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                               0-21432                            93-0963760
------------------------------------- ---------------------------------- -----------------------------------
(State or other jurisdiction of           (Commission File Number)        (IRS Employer Identification No.)
         incorporation)

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
2300 Central Expressway, Santa Clara, California                         95050
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   (Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code (408) 566-2000
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Item 5.   Other Events

          On April 20, 2000, Auspex Systems, Inc. issued a press release reportings its results for the third quarter of fiscal 2000. Said press release is filed with this Form 8-K as an exhibit.

Item 7.   Financial Statements.  Pro Form Financial Information and Exhibits

          (c)  Exhibits

               Exhibit Number                             Description
               --------------                             -----------
               Exhibit 99.1        Auspex Systems, Inc. Press Release dated April 20, 2000


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2000


                                       AUSPEX, INC.


                                       /s/ Gary J. Sbona
                                       ----------------------------
                                       Gary J. Sbona
                                       Chairman of the Board of Directors and
                                       interim Chief Executive Officer


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                                                   INDEX TO EXHIBITS


Exhibit Number                             Description
--------------                             -----------
Exhibit 99.1        Auspex Systems, Inc. Press Release dated April 20, 2000

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